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                                                       [SHIP LOGO VANGUARD/(R)/]



VANGUARD FEDERAL MONEY MARKET FUND



SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2008


IMPORTANT CHANGES TO VANGUARD FEDERAL MONEY MARKET FUND

Effective at the close of business on June 2, 2009, Vanguard Federal Money Market Fund (the "Fund") will no longer open new accounts for individual investors, and it will no longer be available as a new investment option for defined contribution plans. In addition, the Fund will no longer open new accounts for, or accept additional investments from, any other financial advisor, intermediary, or institutional investors. There is no specific time frame for when the Fund will reopen.

Participants in defined contribution plans that offered the Fund as of June 2, 2009, may continue to invest in the Fund for a brief transition period.

During the Fund's closed period, current retail shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447.







(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSFC33_062009